Exhibit 32.2

Certification pursuant to 18 U.S.C section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Quarterly Report of Shurgard Storage Centers, Inc. (the “Company”) on the Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Devasis Ghose, Chief Financial Officer, Duly Authorized Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2004

/s/ Devasis Ghose
Devasis Ghose
Chief Financial Officer,
Duly Authorized Officer and Principal Financial Officer